UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 18, 2008

                               ES BANCSHARES, INC.
                               -------------------
             (Exact Name of Registrant as Specified in its Charter)

         Maryland                     000-52178                   20-4663714
-----------------------------    --------------------        -------------------
(State or Other Jurisdiction)    (Commission File No.)        (I.R.S. Employer
     of Incorporation)                                       Identification No.)


68 North Plank Road, Newburgh, New York                           12550
---------------------------------------                           -----
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (845) 561-0003
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02.   Departure  of  Directors  or Certain  Officers;  Election of
             Directors;    Appointment   of   Certain   Officers;   Compensatory
             Arrangements of Certain Officers.

     On March 18, 2008, the Boards of Directors of ES Bancshares, Inc. (the "Company") and its wholly owned subsidiary, Empire State Bank, N.A. (the "Bank") announced that they have accepted the resignation of Leslie M. Apple as a member of the board of the Company and the Bank. Mr. Apple had served on the Company's Executive Committee.

     As stated in Mr. Apple's resignation letter, he is resigning for personal reasons which are unrelated to the Company and the Bank. Mr. Apple's resignation was effective on March 18, 2008.


Item 9.01.   Financial Statements and Exhibits.

     (a)         Financial Statements of Business Acquired. Not Applicable.

     (b)         Pro Forma Financial Information. Not Applicable.

     (c)         Shell Company Transactions. Not Applicable.

     (d)         Exhibits. Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       ES BANCSHARES, INC.


DATE:  March 21, 2008                  By: /s/ Anthony P. Costa
                                           -----------------------------------
                                           Anthony P. Costa
                                           Chairman and Chief Executive Officer